                                                                    EXHIBIT 10.5

                                                                  EXECUTION COPY

                                    AMENDMENT NO. 4, WAIVER and AGREEMENT dated
                           as of September 6, 2002 (this "Amendment"), to the Credit Agreement dated as of December 21, 2000, as amended by the Global Assignment and Acceptance and Amendment dated as of February 20, 2001, Amendment No. 2, Waiver and Agreement dated as of February 6, 2002, and Amendment No. 3, Consent, Waiver and Agreement ("Amendment No. 3") dated as of May 2, 2002 (the "Credit Agreement"), among AMI SEMICONDUCTOR, INC., a Delaware corporation formerly named AMI Spinco, Inc. (the "Borrower"), AMIS HOLDINGS, INC., a Delaware corporation formerly named AMI Holdings, Inc. ("Holdings"), the Lenders (as defined in Article I of the Credit Agreement) and CREDIT SUISSE FIRST BOSTON, a bank organized under the laws of Switzerland, acting through its New York branch, as administrative agent (in such capacity, the "Administrative Agent") and as a collateral agent (in such capacity, the "Collateral Agent") for the Lenders.

         A. Pursuant to the Credit Agreement, the Lenders have extended, and have agreed to extend, credit to the Borrower.

         B. The Borrower has informed the Administrative Agent that it intends to issue, on or prior to June 30, 2003, up to $200,000,000 aggregate principal amount of Other Subordinated Debt and to use (x) approximately $75,000,000 of the Net Cash Proceeds thereof to redeem the outstanding face amount of the Permitted Junior Capital (as defined in, and as permitted by, Amendment No. 3) and additional Net Cash Proceeds thereof to pay accrued pay-in-kind dividends thereon (the "Redemption and Payment") and (y) the balance of the Net Cash Proceeds thereof to prepay Term Loans in accordance with Section 2.13(e) of the Credit Agreement.

         C. The Borrower has also informed the Administrative Agent that, in connection with the Acquisition (as defined in Amendment No. 3), AMI Semiconductor Netherlands B.V., a wholly owned indirect Foreign Subsidiary of the Borrower, will pledge (the "AMI Belgium Pledge") all the shares that it owns of AMI Semiconductor Belgium BVBA to Emma Mixed Signal C.V. (formerly known as Emma C.V.), another indirect wholly owned Foreign Subsidiary of the Borrower, to secure an intercompany loan from Emma Mixed Signal C.V. to AMI Semiconductor Netherlands B.V.

         D. In connection with the foregoing, Holdings and the Borrower have requested that the Requisite Lenders (as defined below) waive compliance by Holdings and the Borrower with certain provisions of the Credit Agreement to permit the issuance of the Other Subordinated Debt, the Redemption and Payment and the granting of the AMI Belgium Pledge and agree to amend the Credit Agreement as provided herein. The Requisite Lenders are willing to grant such waivers, and so to amend the Credit Agreement, on the terms and subject to the conditions set forth herein.

         E. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Credit Agreement.

         Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

         SECTION 1. Waiver and Agreement. (a) The Requisite Lenders hereby waive compliance by Holdings and the Borrower with the provisions of Section 6.01 of the Credit Agreement to the extent (but only to the extent) that, on or prior to June 30, 2003, the Borrower may issue (and the Guarantors may guarantee on a subordinated basis) up to $200,000,000 aggregate principal amount of Other Subordinated Debt; provided that the Net Cash Proceeds thereof (to the extent not used to finance the Redemption and Payment), are used to prepay Term Loans in accordance with the provisions of Section 2.13(e) of the Credit Agreement.

         (b) Subject to paragraph (a) hereof, the Requisite Lenders hereby waive compliance by the Borrower with the provisions of Section 2.13(e) of the Credit Agreement to the extent (but only to the extent) that such provision would require the Borrower to repay Term Loans with the Net Cash Proceeds of Other Subordinated Debt that are to be applied to finance the Redemption and Payment.

         (c) Holdings, the Borrower and the Requisite Lenders hereby agree that the Other Subordinated Debt issued pursuant to the waiver set forth above shall be deemed to have been incurred under and in compliance with Section 6.01(k) of the Credit Agreement.

         (d) The Requisite Lenders hereby waive compliance by Holdings and the Borrower with the provisions of Section 6.02 of the Credit Agreement to the extent (but only to the extent) that the provisions of such Section would prohibit the AMI Belgium Pledge.

         (e) The Requisite Lenders hereby waive compliance by Holdings and the Borrower with the provisions of Sections 6.06 and 6.07 of the Credit Agreement to the extent (but only to the extent) that the provisions of such Sections would prohibit the Redemption and Payment.

         SECTION 2. Amendments to Section 1.01. (a) Section 1.01 of the Credit Agreement is hereby amended by inserting in the appropriate alphabetical order therein the following:

                  "Amendment No. 3" shall mean Amendment No. 3, Consent, Waiver and Agreement dated as of May 2, 2002, to this Agreement.

                  "Consolidated Senior Indebtedness" shall mean, as at any date of determination, the aggregate Consolidated Indebtedness at such date less, to the extent included therein, all Other Subordinated Debt outstanding at such date.

                  "Other Subordinated Debt Condition" shall mean at any time that Other Subordinated Debt in an aggregate principal amount in excess of $150,000,000 is outstanding.

                  "Senior Leverage Ratio" shall mean, at any date of determination, the ratio of Consolidated Senior Indebtedness on such date to Consolidated EBITDA for the period of four consecutive fiscal quarters of the Borrower most recently ended as of such date.

         (b) The definition of the term "Consolidated Interest Coverage Ratio" set forth in Section 1.01 of the Credit Agreement is hereby amended by inserting immediately after the word "less" set forth therein the words ", if the Other Subordinated Debt Condition shall not apply as of the last day of such period,".

         (c) The definition of the term "Permitted Subordinated Debt" set forth in Section 1.01 of the Credit Agreement is hereby amended by inserting immediately after the words "exchangeable into any Indebtedness" set forth therein the words "(other than Other Subordinated Debt exchanged therefor pursuant to a registered exchange offer)".

         SECTION 3. Amendment to Section 1.03. Section 1.03 of the Credit Agreement is hereby amended by adding at the end thereof the following:

         "In addition, for the foregoing purposes, following the Acquisition (as defined in Amendment No. 3), Consolidated EBITDA for the four-quarter periods ended September 30, 2002, December 31, 2002 and March 31, 2003 shall be increased by $11,120,000, $8,732,000, and $4,802,000, respectively, in each case to reflect a portion of the cost savings and synergies anticipated to result from the Acquisition that otherwise would not be permitted to be included under the definition of the term "Pro Forma Basis".

         SECTION 4. Amendment to Section 2.13. Section 2.13(d) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

         "(d) No later than the earlier of (i) 90 days after the end of each fiscal year of the Borrower, commencing with the fiscal year ending on December 31, 2001, and (ii) the date on which the financial statements with respect to such fiscal year are delivered pursuant to Section 5.04(a), the Borrower shall prepay outstanding Term Loans in accordance with Section 2.13(f) in an aggregate principal amount equal to 50% of Excess Cash Flow for such fiscal year; provided, however, that following the issuance of at least $200,000,000 aggregate principal amount of Other Subordinated Debt, such prepayment shall not be required if the Senior Leverage Ratio at the end of such fiscal year shall be less than 1.25 to 1.00."

         SECTION 5. Amendment to Section 6.01. Section 6.01(j) of the Credit Agreement is hereby amended by deleting the amount "$10,000,000" set forth therein and substituting therefor the amount "$15,000,000".

         SECTION 6. Amendment to Section 6.02. Section 6.02(o) of the Credit Agreement is hereby amended by inserting immediately after the words "liabilities not in excess of," set forth therein the following:

         "(i) on or prior to July 1, 2004, $10,000,000 in the aggregate at any time outstanding, and (ii) thereafter,"

         SECTION 7. Amendment to Section 6.04. Section 6.04(h) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "(h) the Borrower and its Domestic Wholly Owned Subsidiaries may (i) make loans and advances to, or other investments in, the Belgian Subsidiary (as defined in Amendment No. 3) (and any intermediate Wholly Owned Subsidiary holding company) in an aggregate amount not in excess of $113,000,000 at any time outstanding (determined without reference to any write-downs or write-offs thereof) for the purposes of financing the Acquisition Consideration (as defined in Amendment No. 3), the Restructuring Costs (as defined in Amendment No. 3), related fees and expenses and the working capital needs of the Belgian Subsidiary and its subsidiaries and (ii) make additional loans and advances to, or other investments in, Foreign Subsidiaries in an aggregate amount not in excess of $15,000,000 at any time outstanding (determined without reference to any write-downs or write-offs thereof); provided that (x) if any such loans or advances shall be evidenced by one or more senior intercompany notes, such notes shall be pledged to the Collateral Agent for the benefit of the Secured Parties pursuant to the Pledge Agreement, and
         (y) all or any portion of the basket provided for in clause (i) above may be funded with Borrower Cash (as defined in Amendment No. 3), notwithstanding anything to the contrary provided in Amendment No. 3."

         SECTION 8. Amendment to Section 6.08. Section 6.08 of the Credit Agreement is hereby amended by replacing the proviso contained therein with the following:

         ; provided, however, that, at any time the Other Subordinated Debt Condition applies, the applicable periods and ratios shall be as set forth below:

          Period                                   Ratio
-----------------------------------------------------------
September 6, 2002 to                            1.65 to 1.0
September 30, 2002
-----------------------------------------------------------
October 1, 2002 to December 31,                 1.70 to 1.0
2002
-----------------------------------------------------------
January 1, 2003 to March 31,                    1.85 to 1.0
2003
-----------------------------------------------------------
April 1, 2003 to June 30, 2003                  2.00 to 1.0
-----------------------------------------------------------
July 1, 2003 to September 30,                   2.50 to 1.0
2003
-----------------------------------------------------------
October 1, 2003 to December 31,                 3.00 to 1.0
2003
-----------------------------------------------------------
January 1, 2004 and thereafter                  4.00 to 1.0
-----------------------------------------------------------

         SECTION 9. Amendment to Section 6.09. (a) Section 6.09 of the Credit Agreement is hereby amended by deleting the word "Permit" therefrom and substituting therefor the words: "At any time that the Other Subordinated Debt Condition shall not apply, permit".

         (b) Section 6.09 of the Credit Agreement is hereby further amended by deleting the proviso thereto in its entirety and substituting therefor the following:

                  "; provided, however, that at any time that the Other Subordinated Debt Conditions applies, Holdings and the Borrower shall not permit the Senior Leverage Ratio at any time during a period set forth below to be greater than the ratio set forth opposite such period below:

          Period                                   Ratio
-----------------------------------------------------------
September 6, 2002 to September 30, 2003         1.50 to 1.0
-----------------------------------------------------------
October 1, 2003 to December 31, 2003            1.25 to 1.0
-----------------------------------------------------------
January 1, 2004 and thereafter                  1.00 to 1.0
-----------------------------------------------------------

         SECTION 10. Amendment to Section 6.14. Section 6.14(a)(ii) of the Credit Agreement is hereby amended by inserting immediately after the words "Permitted Subordinated Debt," set forth therein the words "Other Subordinated Debt and Qualified Capital Stock,".

         SECTION 11. Addition of Section 6.16. The Credit Agreement is hereby further amended by adding thereto the following new Section 6.16:

                  "SECTION 6.16. Capital Expenditures. (a) With respect to any period set forth below during any portion of which the Other Subordinated Debt Condition applies, make any Capital Expenditures in an aggregate amount in excess of the amount set forth opposite such period below:

               Period                               Amount
-------------------------------------------------------------
July 1, 2002 to December 31, 2002                 $20,000,000
-------------------------------------------------------------
January 1, 2003 to December 31, 2003              $42,000,000
-------------------------------------------------------------
January 1, 2004 to December 31, 2004              $45,000,000
-------------------------------------------------------------
January 1, 2005 to December 31, 2005              $35,000,000
-------------------------------------------------------------

                  (b) Notwithstanding anything to the contrary contained in paragraph (a) above, to the extent that the aggregate amount of Capital Expenditures made by the Borrower and its Subsidiaries pursuant to this
         Section 6.16 in any period (other than Capital Expenditures made pursuant to this paragraph (b)) is less than the amount permitted by paragraph (a) above with respect to such period, an amount equal to 50% of such difference may be carried forward and used to make Capital Expenditures in the immediately succeeding period; provided that Capital Expenditures made in any such succeeding period shall be applied first to such

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                                                                               6

         amounts carried forward before being applied to amounts permitted under paragraph (a) above; and provided further that amounts once carried forward to such succeeding period shall lapse and terminate at the end of such period."

         SECTION 12. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, Holdings and the Borrower represent and warrant to each of the Lenders, the Administrative Agent and the Collateral Agent that, after giving effect to this Amendment, (a) the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, and (b) no Default or Event of Default has occurred and is continuing.

         SECTION 13. Amendment Fee. The Borrower agrees to pay to the Administrative Agent for the account of each Lender that executes and delivers a copy of this Amendment to the Administrative Agent (or its counsel) at or prior to 12:00 noon, New York City time, on September 6, 2002 (the "Signing Date"), an amendment fee (the "Amendment Fee") in an amount equal to 0.125% of the sum of such Lender's Revolving Credit Commitment (whether used or unused) and the principal amount of such Lender's outstanding Term Loans, in each case as of the Signing Date (after giving effect to the prepayment of Term Loans contemplated by Section 1(a) hereof). The Amendment Fee shall be payable in immediately available funds on the first date that the Other Subordinated Debt Condition applies, if this Amendment shall have become effective in accordance with its terms. Once paid, the Amendment Fee shall not be refundable.

         SECTION 14. Effectiveness. This Amendment shall become effective as of the date set forth above on the date (the "Amendment Effective Date") that the Administrative Agent (or its counsel) shall have received counterparts of this Amendment that, when taken together, bear the signatures of the Borrower, Holdings and the Requisite Lenders; provided, however, that Sections 8, 9 and 11 of this Amendment shall not become effective until the Other Subordinated Debt Condition applies and the Amendment Fee shall have been paid. As used herein, the term "Requisite Lenders" shall mean Lenders constituting (a) the Required Lenders and (b) Lenders holding a majority of the aggregate outstanding principal amount of the Term Loans.

         SECTION 15. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Collateral Agent or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement, as modified hereby. This Amendment shall constitute a "Loan Document" for all purposes of the Credit Agreement and the other Loan Documents.

         SECTION 16. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

         SECTION 17. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         SECTION 18. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

         SECTION 19. Expenses. The Borrower agrees to reimburse the Administrative Agent for all out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Administrative Agent.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

                                  AMI SEMICONDUCTOR, INC.,

                                  by: __________________________________________
                                      Name:
                                      Title:

                                  AMIS HOLDINGS, INC.,

                                  by: __________________________________________
                                      Name:
                                      Title:

                                  CREDIT SUISSE FIRST BOSTON,
                                  individually, and as Administrative Agent and Collateral Agent,

                                  by: __________________________________________
                                      Name:
                                      Title:

                                  by: __________________________________________
                                      Name:
                                      Title:

                                              SIGNATURE PAGE TO AMENDMENT NO. 4,
                                                            WAIVER AND AGREEMENT
                                       DATED AS OF SEPTEMBER 6, 2002, TO THE AMI
                                            SEMICONDUCTOR, INC. CREDIT AGREEMENT
                                                  DATED AS OF DECEMBER 21, 2000,
                                                                      AS AMENDED

                  Name of Lender: ____________________________________

                                  by: ________________________________
                                      Name:
                                      Title: